                                                                   EXHIBIT 10.19


                            WILLIAM LYON HOMES, INC.
                              2000 CASH BONUS PLAN




The purpose of The William Lyon Homes, Inc. Cash Bonus Plan is to attract and retain personnel essential to the success of the Company and its stockholders. The cash portion of the incentive compensation plan for the year 2000 is presented in the following categories:

         o  CEO and COO Bonus Plan

         o  Division President Bonus Plan

         o  Executive Bonus Plan (covering designated Executives)

         o  Manager Bonus Plan (covering operating VPs and department heads)

            -  Corporate and Division Controllers/Directors
            -  Land Acquisition Directors
            -  Project Managers and Assistant Project Managers
            -  Sales and Marketing Directors
            -  Operations/Construction Directors
            -  Warranty/Customer Service Directors

         o  Field Construction Superintendent Bonus Plan

         o  Staff Bonus Plan

                            WILLIAM LYON HOMES, INC.
                            2000 CASH BONUS PLAN FOR:
                                   CEO AND COO


         Two (2) individuals will be eligible to participate in this plan.

1. BONUS AWARD AMOUNT. The CEO's and COO's cash incentive compensation will be based on a percent of the Company's consolidated pretax income before accrual for bonuses; in the year 2000, these bonus awards will be 3% and 3%, respectively -- except in the event that the Company's performance is less than 50% of the Company's business plan, in which case they will be discretionary. These bonus awards are subject to annual review by the Compensation Committee of the Board of Directors.

         Participants will be notified annually through a participation letter of their eligibility to participate in the plan and their bonus opportunity.

2. BONUS ELIGIBILITY AND PAY DATES. To be eligible to receive their respective cash bonus awards, each of the CEO and COO must be employed on BOTH of the following dates for the applicable bonus: (a) 12-31 year end, AND (b) bonus payment date.

         The CEO's and COO's bonuses will be paid over two (2) years after completion of the Company's applicable annual audits, with 75% paid the first year, and 25% paid the second year. Bonuses for the prior year's results will be payable after approximately the third week in February each year, when the audit typically is concluded. The balance payable in the second year will be forfeited if the CEO's or COO's employment at the Company is terminated for any reason other than retirement, death or disability.

3. FACTORS THAT MAY AFFECT BONUS AMOUNT PAID. The Compensation Committee of the Board of Directors retains the discretion to increase or reduce awards in the event of depressed business years or in the event of extraordinary or substandard performance of an individual, which may be made on the basis of either objective or subjective criteria.

         All bonus awards will be prorated downward if the sum of all calculated awards exceeds 20% of the Company's consolidated pretax income before bonuses. The proration factor is equal to 20% of pretax income for the Company divided by the sum of all calculated awards from all plans.

                            WILLIAM LYON HOMES, INC.
                            2000 CASH BONUS PLAN FOR:
                               DIVISION PRESIDENTS



         Currently, five (5) Division Presidents will be eligible to participate in this plan.

1. BONUS AWARD AMOUNT. Division Presidents' cash incentive compensation will be based on Division performance, as compared to the Division's 2000 Business Plan:

         a. If Division performance is 100% or more of the Division's 2000 Business Plan, the bonus amount will be the greater of: 3% of Division pretax, pre-bonus annual income, OR 100% of salary.

         b. If Division performance is 50% to 99% of the Division's 2000 Business Plan, the bonus amount will be the greater of: 3% of Division pretax, pre-bonus annual income, OR the % of annual salary that corresponds to % of Division business plan achieved (i.e., if performance = 75% of plan, bonus = 75% of annual salary).

         c. If Division performance is less than 50% of the Division's 2000 Business Plan, the bonus amount will be discretionary.

         Participants will be notified annually through a participation letter of their eligibility to participate in the plan and their bonus opportunity.

2. BONUS ELIGIBILITY AND PAY DATES. To be eligible to receive any cash bonus award, Division Presidents must be employed on BOTH of the following dates for the applicable bonus: (a) 12-31 year end, AND (b) bonus payment date.

         Division Presidents' bonuses will be paid over two (2) years after completion of the Company's applicable annual audits, with 75% paid the first year, and 25% paid the second year. Bonuses for the prior year's results will be payable after approximately the third week in February each year, when the audit typically is concluded. The balance payable in the second year will be forfeited if the Division President's employment at the Company is terminated for any reason other than retirement, death or disability.

3. FACTORS THAT MAY AFFECT BONUS AMOUNT PAID. The Board of Directors, CEO and COO retain the discretion to increase or reduce awards in the event of depressed business years or in the event of extraordinary or substandard performance of an individual, which may be made on the basis of either objective or subjective criteria.

         All bonus awards will be prorated downward if the sum of all calculated awards exceeds 20% of the Company's consolidated pretax income before bonuses. The proration factor is equal to 20% of pretax income for the Company divided by the sum of all calculated awards from all plans.

                            WILLIAM LYON HOMES, INC.
                            2000 CASH BONUS PLAN FOR:
                                   EXECUTIVES


         Currently, eight (8) designated Executives will be eligible to participate in this plan.

1. BONUS AWARD AMOUNT. Executives' cash incentive compensation will be based on bonus targets set as a % of annual salary, ranging from 45% to 100%. They will be re-evaluated and reset annually, and assigned to each participant based upon: (a) management level and position impact within the Company; (b) competitive pay level for the position; (c) the total short-term compensation target for the position; and (d) the current salary of the incumbent in the position.

         Participants will be notified annually through a participation letter of their eligibility to participate in the plan and their bonus opportunity.

2. BONUS ELIGIBILITY AND PAY DATES. To be eligible to receive any cash bonus award, Executives must be employed on BOTH of the following date for the applicable bonus (a) 12-31 year end, AND (b) bonus payment date.

         Executives' bonuses will be paid over two (2) years after completion of the Company's applicable annual audits, with 75% paid the first year, and 25% paid the second year. Bonuses for the prior year's results will be payable after approximately the third week in February each year, when the audit typically is concluded. The balance payable in the second year will be forfeited if the Executive's employment at the Company is terminated for any reason other than retirement, death or disability.

3. FACTORS THAT MAY AFFECT BONUS AMOUNT PAID. The Board of Directors, CEO and COO retain the discretion to increase or reduce awards in the event of depressed business years or in the event of extraordinary or substandard performance of an individual, which may be made on the basis of either objective or subjective criteria.

         All bonus awards will be prorated downward if the sum of all calculated awards exceeds 20% of the Company's consolidated pretax income before bonuses. The proration factor is equal to 20% of pretax income for the Company divided by the sum of all calculated awards from all plans.

4. BONUS CALCULATION. Executives' bonus calculation will be based on the Company's actual performance against its business plan, as related to annually set measures of performance level designated as follows:
         Superior, Goal (Business Plan) and Threshold. Guidelines for relating actual performance to payout are as follows:

William Lyon Homes, Inc.
2000 Cash Bonus Plan for:
EXECUTIVES
Page 2.


                                      Company's                 Executive's Performance
          Level of                 Actual Performance               Award As a % of
         Performance               As a % of Goal(1)                Target Bonus(2)
         ---------------------------------------------------------------------------
         Superior                greater than or equal to *  %           300 %
         Goal (Business Plan)                            100 %           100 %
         Threshold                                        50 %            50 %
         Below Threshold                        less than 50 %       Discretionary

    *   Set annually for each operating division.

    (1) The percentage difference of threshold from goal and superior from goal will vary depending upon specific circumstances affecting the performance of each operating division.

    (2)      Interpolate for performance between discrete points.

                            WILLIAM LYON HOMES, INC.
                            2000 CASH BONUS PLAN FOR:
                                    MANAGERS

         Corporate and Division Controllers/Directors, Land Acquisition Directors, Project Managers and Assistant Project Managers, Sales and Marketing Directors, Operations/Construction Directors, and Warranty Service Directors will be eligible to participate in this plan.

1. BONUS AWARD AMOUNT. Managers' incentive compensation will be based on bonus targets set as a % of annual salary, within the applicable ranges set forth below. These targets will be re-evaluated and reset annually, and assigned to each participant based upon: (a) management level and position impact within the Company; (b) competitive pay level for the position; (c) the total short-term compensation target for the position; and (d) the current salary of the incumbent in the position.

                                                               Target Bonus As
              Manager's Job Title                               a % of Salary
              -------------------                              ---------------

              Corporate and Division Controllers/Directors       Up to  50 %
                                                                 -----
              Land Acquisition Directors                         Up to  60 %
                                                                 -----
              Project Managers and Assistant Project Managers    Up to  75 %
                                                                 -----
              Sales and Marketing Directors                      Up to  50 %
                                                                 -----
              Operations/Construction Directors                  Up to  75 %
                                                                 -----
              Warranty/Customer Directors                        Up to  50 %
                                                                 -----

         Participants will be notified annually through a participation letter of their eligibility to participate in the plan and their bonus opportunity.

2. BONUS ELIGIBILITY AND PAY DATES. To be eligible to receive any cash bonus award, Managers must be employed on BOTH of the following date for the applicable bonus (a) 12-31 year end, AND (b) bonus payment date.

         Managers' bonuses will be paid over two (2) years after completion of the Company's applicable annual audits, with 75% paid the first year, and 25% paid the second year. Bonuses for the prior year's results will be payable after approximately the third week in February each year, when the audit typically is concluded. The balance payable in the second year will be forfeited if the Manager's employment at the Company is terminated for any reason other than retirement, death or disability.

3. FACTORS THAT MAY AFFECT BONUS AMOUNT PAID. The Board of Directors, CEO and COO retain the discretion to increase or reduce awards in the event of depressed business years or in the event of extraordinary or substandard performance of an individual, which may be made on the basis of either objective or subjective criteria.

         All bonus awards will be prorated downward if the sum of all calculated awards exceeds 20% of the Company's consolidated pretax income before bonuses. The proration factor is equal to 20% of pretax income for the Company divided by the sum of all calculated awards from all plans.

William Lyon Homes, Inc.
2000 Cash Bonus Plan for:
MANAGERS
Page 2.


4. BONUS CALCULATION. Managers' bonus calculation will be based on TWO factors: 50% Division Performance, and 50% Individual Performance, as follows:

         a. 50% ON DIVISION PERFORMANCE. The applicable Division's actual performance will be measured against its business plan, as related to annually set measures of performance level designated as follows:
         Superior, Goal (Business Plan) and Threshold. Guidelines for relating actual performance to payout are as follows:

                                              Company's           Manager's Performance
                 Level of                Actual Performance          Award As a % of
              Performance                 As a % of Goal(1)          Target Bonus(2)
              -----------------------------------------------------------------------
              Superior               greater than or equal to * %         200 %
              Goal (Business Plan)                          100 %         100 %
              Threshold                                      50 %          50 %
              Below Threshold                      less than 50 %     Discretionary

         *   Set annually for each operating division.

         (1) The percentage difference of threshold from goal and superior from goal will vary depending upon specific circumstances affecting the performance of each operating division.

         (2)      Interpolate for performance between discrete points.


         b. 50% ON INDIVIDUAL PERFORMANCE. All individual performance awards (per results of individual Score Cards) will be subject to meeting the applicable Company/Division performance threshold of 50% of Business Plan. Assuming the business plan threshold is met, awards for performance on individual measures will vary with performance. Specific individual performance measures will be determined by each Manager's direct supervisor, similar to the examples which are shown below:

              Manager's Job Title                    "EXAMPLES" of Individual Performance Measures
              -------------------                    ---------------------------------------------

         -    Corporate and Division                 25% job performance and operational support
                 Controllers/Directors               25% technical competence
                                                     25% dept. mgmt. and financial data accuracy
                                                     25% discretionary considerations

         -    Land Acquisition Directors             40% project acquisitions per plan
                                                     40% lot acquisitions per plan
                                                     20% discretionary considerations

William Lyon Homes, Inc.
2000 Cash Bonus Plan for:
MANAGERS
Page 3.



(cont'd)      Manager's Job Title                    "EXAMPLES" of Individual Performance Measures
              -------------------                    ---------------------------------------------

         -    Project Managers and                   40% meeting project schedules
                  Assistant Project Managers         40% meeting project goals
                                                     20% discretionary considerations

         -    Sales and Marketing Directors          30% sales and marketing budget
                                                     30% number of units closed per plan
                                                     30% revenue per plan
                                                     10% Duxford mortgage capture rate

                                                     NOTE: Sales and Marketing
                                                     Directors may have their
                                                     salaries adjusted to
                                                     include the overrides that
                                                     they are now being paid; if
                                                     this is the case, the
                                                     Manager's target bonus %
                                                     would be adjusted downward
                                                     to compensate.

         -    Operations/Construction Directors      25% budget and cost control
                                                     25% scheduling
                                                     25% quality
                                                     25% discretionary considerations

         -    Warranty/Customer Service              30% homeowner satisfaction
                  Directors                          30% budget and cost control
                                                     20% leadership and teamwork
                                                     20% communication

                            WILLIAM LYON HOMES, INC.
                            2000 CASH BONUS PLAN FOR:
                       FIELD CONSTRUCTION SUPERINTENDENTS


         Superintendents and Assistant Superintendents acting in a Superintendent capacity will be eligible to participate in this plan.

1. BONUS AWARD AMOUNT. Superintendents' incentive compensation will be based on bonus targets set as a % of annual salary, ranging up to 25%, within the applicable ranges set forth below. These targets will be re-evaluated and reset annually, and assigned to each participant based upon: (a) management level and position impact within the Company; (b) competitive pay level for the position; (c) the total short-term compensation target for the position; and (d) the current salary of the incumbent in the position.

         Participants will be notified annually through a participation letter of their eligibility to participate in the plan and their bonus opportunity.

2. BONUS ELIGIBILITY AND PAY DATES. To be eligible to receive any cash bonus award, Superintendents must be employed on BOTH of the following dates for the applicable bonus: (a) 12-31 year end, AND (b) bonus payment date.

         Superintendents' bonuses will be paid according to two separate schedules as follows:

         a. 50% of Award is based on Individual Performance and payable in four (4) Quarterly Installments during the applicable year, per individual quarterly goals.

         b. 50% of Award is based on Division Performance and payable after completion of the applicable annual audit. Bonuses for the prior year's results will be payable after approximately the third week in February each year, when the audit typically is concluded, per Division performance measured against its business plan, as described below.

3. FACTORS THAT MAY AFFECT BONUS AWARD AMOUNT. The Board of Directors, CEO and COO retain the discretion to increase or reduce awards in the event of depressed business years or in the event of extraordinary or substandard performance of an individual, which may be made on the basis of either objective or subjective criteria.

         All bonus awards will be prorated downward if the sum of all calculated awards exceeds 20% of the Company's consolidated pretax income before bonuses. The proration factor is equal to 20% of pretax income for the Company divided by the sum of all calculated awards from all plans.

4. BONUS CALCULATION. Superintendents' bonus calculation will be based on TWO factors: 50% on Division Performance, and 50% on Individual Performance, as follows:

         a. 50% ON DIVISION PERFORMANCE. The applicable Division's actual performance will be measured against its business plan, as related to annually set measures of performance level designated as follows:
         Superior, Goal (Business Plan) and Threshold. Guidelines for relating actual performance to payout are as follows:

William Lyon Homes, Inc.
2000 Cash Bonus Plan for:
SUPERINTENDENTS
Page 2.


                                                                      Superintendent's
                                             Company's                  Performance
               Level of                 Actual Performance            Award As a % of
              Performance                As a % of Goal(1)            Target Bonus(2)
              -----------            ----------------------------    ----------------
              Superior               greater than or equal to * %          200 %
              Goal (Business Plan)                          100 %          100 %
              Threshold                                      50 %           50 %
              Below Threshold                      less than 50 %      Discretionary

          *   Set annually for each operating division.

         (1) The percentage difference of threshold from goal and superior from goal will vary depending upon specific circumstances affecting the performance of each operating division.

         (2)  Interpolate for performance between discrete points.


         b. 50% ON INDIVIDUAL PERFORMANCE. All individual performance awards (per results of individual Score Cards) will be subject to meeting the applicable Company/Division performance threshold of 50% of Business Plan. Assuming the business plan threshold is met, awards for performance on individual measures will vary with performance. Specific individual performance measures will be determined by each Superintendent's direct supervisor (similar to the examples which are shown below), and approved by the Division President:


                     Job Title              "EXAMPLES" of Individual Performance Measures
                     ---------              ---------------------------------------------

         -    Superintendents; and                   25% budget and cost control
                 Asst. Superintendents               25% scheduling
                 Acting as Superintendents           25% quality
                                                     25% discretionary considerations

                            WILLIAM LYON HOMES, INC.
                            2000 CASH BONUS PLAN FOR:
                               STAFF PARTICIPANTS


         All full-time, salaried, non-management, and non-commissioned employees who are not covered by other bonus or commission/override plans will be eligible to participate in this plan.

1. BONUS AWARD AMOUNT. Staff incentive compensation will be based on bonus targets set as a % of annual salary, within the applicable ranges set forth below. These targets will be re-evaluated and reset annually, and assigned to each participant based upon: (a) salary level and position impact within the Company; (b) competitive pay level for the position; (c) the total short-term compensation target for the position; and (d) the current salary of the incumbent in the position.

         Participants will be notified annually through a participation letter of their eligibility to participate in the plan and their bonus opportunity.

                 Staff:                      Target Bonus As
              Salary Range                    a % of Salary
              ------------                   ---------------

              $55,000 per year and over           Up to 18 %
                                                  -----
              $38,000 to $54,999 per year         Up to 13 %
                                                  -----
              Under $38,000                       Up to 9 %
                                                  -----


2. BONUS ELIGIBILITY AND PAY DATE. To be eligible to receive any cash bonus award, Staff participants must be employed on BOTH of the following dates for the applicable bonus: (a) 12-31 year end, AND (b) bonus payment date. Staff bonuses will be paid in full during December of each applicable year.

3. FACTORS THAT MAY AFFECT BONUS AMOUNT PAID. The Board of Directors, CEO and COO retain the discretion to increase or reduce awards in the event of depressed business years or in the event of extraordinary or substandard performance of an individual, which may be made on the basis of either objective or subjective criteria.

         All bonus awards will be prorated downward if the sum of all calculated awards exceeds 20% of the Company's consolidated pretax income before bonuses. The proration factor is equal to 20% of pretax income for the Company divided by the sum of all calculated awards from all plans.

4. BONUS CALCULATION. The Staff bonus calculation will be discretionary based on the projections made by the CEO and COO regarding the Company/Division's actual performance against its business plan.

5. STAFF "SUPERSTAR" FUND. In addition to the Staff Bonus described above, the Board, CEO and COO have the discretion to award discretionary amounts to Staff employees who make obvious contributions that are above-and-beyond normal job expectations.